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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       August 2, 2000 (July 24, 2000) Date
                   of Report (Date of earliest event reported)

                              FLOWSERVE CORPORATION
             (Exact name of registrant as specified in its charter)

             NEW YORK                          1-13179                        31-0267900
(State or other jurisdiction of       (Commission file number)     (IRS Employer identification no.)
 incorporation or organization)

                      222 W. LAS COLINAS BLVD., SUITE 1500
                               IRVING, TEXAS 75039
              (Address and zip code of principal executive offices)

                                 (972) 443-6500
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     (a)  Earnings Report

     As of July 24, 2000, Flowserve Corporation ("Flowserve") announced its earnings related to its second quarter 2000 net income as attached hereto at
Exhibit 99.1.

     (b)  Definitive written agreement with the U.S. Department of Justice

     As of July 28, 2000, Flowserve announced that it had reached a definitive written agreement with the U.S. Department of Justice as attached hereto at
Exhibit 99.2. The agreement forms part of a consent decree regarding the acquisition by Flowserve of Ingersoll-Dresser Pump Company from Ingersoll-Rand Company, the terms of which follow those of the agreement in principle announced earlier. The definitive written agreement requires a post-closing divestiture by Flowserve.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  EXHIBITS

     99.1 Press Release dated July 24, 2000.

     99.2 Press Release dated July 28, 2000.



                            [SIGNATURE PAGE FOLLOWS]
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     FLOWSERVE CORPORATION


     By: /s/ M. Kathleen McVay
         --------------------------------
         M. Kathleen McVay
         Vice President and Treasurer



Date: August 2, 2000



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
 99.1     Press Release dated July 24, 2000.
 99.2     Press Release dated July 28, 2000.